Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Debt
5.	Debt
Convertible Promissory Notes
During 2018, the Company received aggregate proceeds of $6,260,000 from the issuance of Convertible Promissory Notes (the Notes) in closings that took place in June, September, and October. The Notes incurred interest at 8% per annum, matured on June 18, 2019, and were convertible under specified conditions into shares of either Viracta Series B Convertible Preferred Stock or Series C Convertible Preferred Stock, at the option of the individual Note holders. Concurrent with the issuance of the Notes, the Company issued to the investors Warrants to purchase 2,237,164 shares of Viracta Common Stock (the Common Warrants). The warrant exercise price was $0.01 per share. Unless previously exercised, the Common Warrants are to expire on the seven-year anniversary of the date of issuance. The fair value of the Common Warrants, issued concurrently with the Notes, was determined to be $402,690 and was recorded as a debt discount and are remeasured to fair value each reporting period. Debt issuance costs of $185,689 were incurred to issue the Notes and were recorded as a debt discount.
The Company also determined that a beneficial conversion feature existed at the time the Notes were issued, as the fair value of the securities into which the Notes were convertible at the time of issuance, the Series B convertible preferred stock, was greater than the effective conversion price on the borrowing date. Accordingly, the Company recorded a beneficial conversion feature of $1,946,864. This amount was recorded as a debt discount to the Notes with an offset to additional paid-in
capital.
Together, the Common Warrants, debt issuance costs and the beneficial conversion feature totaled $2,535,243, which was amortized to other financing expense, net through the Notes conversion on January 31, 2019. During the years ended December 31, 2020 and 2019, $0 and $1,614,926, respectively, was amortized to other financing expense, net.
SVB Loan Agreement
On July 30, 2020, the Company and Silicon Valley Bank, or the Lender, entered into a loan and security agreement, or the SVB Loan Agreement, providing for up to $15.0 million in four tranches. Upon entering into the SVB Loan Agreement, the Company borrowed $5.0 million.
Under the terms of the SVB Loan Agreement, the Company may, subject to the achievement of certain milestones, borrow from the Lender up to an additional $10.0 million until January 31, 2022.
The loan will be due on the scheduled maturity date of January 1, 2024 (or July 1, 2024 under certain circumstances), or Maturity Date. Repayment of the loan will be interest only through July 31, 2021 (or January 31, 2022 under certain circumstances), followed by 30 equal monthly payments of principal plus accrued interest commencing on August 1, 2021 (or February 1, 2022 under certain circumstances). The per annum interest rate for any outstanding loan is the lesser of (i) 10%, or (ii) the greater of (A) 3.5% above the prime rate or (B) 6.75%. The interest rate as of December 31, 2020 was 6.75% per annum. In addition, a final payment of 7.0% of the amount of the loan drawn will be due on the earlier of the Maturity Date, acceleration of the loan, or prepayment of the loan. The final payment is being accrued through interest expense using the effective interest method. If the Company elects to prepay the loan, a prepayment fee equal to 1% or 2% of the then outstanding principal balance will also be due, depending upon when the prepayment occurs.
The Company is subject to customary affirmative and restrictive covenants under the SVB Loan Agreement. The Company’s obligations under the SVB Loan Agreement are secured by a first priority security interest in substantially all of its current and future assets, other than its intellectual property. The Company has also agreed not to encumber its intellectual property assets, except as permitted by the SVB Loan Agreement.

The SVB Loan Agreement also contains customary indemnification obligations and customary events of default, including, among other things, the Company’s failure to fulfill certain obligations under the SVB Loan Agreement and the occurrence of a material adverse change in the Company’s business, operations, or condition (financial or otherwise), a material impairment of the prospect of repayment of any portion of the loan, or a material impairment in the perfection or priority of Lender’s lien in the collateral or in the value of such collateral. In the event of default by the Company under the SVB Loan Agreement, the Lender would be entitled to exercise its remedies thereunder, including the right to accelerate the debt, upon which the Company may be required to repay all amounts then outstanding under the SVB Loan Agreement. As of December 31, 2020, the Company was in compliance with all financial covenants under the SVB Loan Agreement and there had been no material adverse change.
The following table summarizes future minimum payments under the term loan facility as of December 31, 2020:

Year Ending December 31,
2021	$1,165,958
2022	2,222,125
2023	2,085,250
2024	517,635

Total future minimum payments	5,990,968
Less: interest payments	(1,058,815)

Principal amount of long-term debt	4,932,153
Current portion of long-term debt	(833,333)

Long-term debt, net	$4,098,820

The debt issuance cost and preferred stock warrants issued are being accounted for as a debt discount. The debt discount is being amortized as interest expense over the term of the loan using the effective interest method. The carrying value of the debt approximates the fair value (Level 2) as of December 31, 2020.
Paycheck Protection Program Loan
On April 24, 2020, the Company received loan proceeds of $253,700 from First Republic Bank, as lender, pursuant to the Payment Protection Program (PPP) of the CARES Act (PPP Loan). The PPP Loan matures on April 23, 2022 and bears interest at a rate of 1.0% per annum. The PPP Loan is evidenced by a promissory note dated April 23, 2020, which contains customary events of default relating to, among other things, payment defaults and breaches of representations and warranties. The PPP Loan may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The short term and long-term portions of the PPP Loan are approximately $197,323 and $56,377 respectively, at December 31, 2020.
All or a portion of the PPP Loan may be forgiven by the SBA upon the Company’s application and upon documentation of expenditures in accordance with the SBA requirements. Under the CARES Act and PPP Flexibility Act, loan forgiveness is available for the sum of documented payroll costs, covered mortgage interest, covered rent payments and covered utilities during the 24 week period beginning on the date of loan disbursement. In the event the PPP Loan, or any portion thereof, is forgiven pursuant to the PPP, the amount forgiven is applied to outstanding principal and includes accrued interest.
The Company has used all proceeds from the PPP Loan to retain employees, maintain payroll and make lease and utility payments, and are seeking forgiveness in accordance with the program.